SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 15, 2013

AMERICAN ELECTRIC POWER COMPANY, INC.

(Exact Name of Registrant as Specified in Its Charter)

1-3525	New York	13-4922640
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH	43215
(Address of Principal Executive Offices)	(Zip Code)

614-716-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise stated in such filing.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of American Electric Power Company, Inc.’s (the “Company”) financial results for the period ending December 31, 2012.

Item 7.01. Regulation FD Disclosure

Representatives of the Company will be meeting with investors on February 15, 2013. Attached and incorporated herein by reference as Exhibit 99.2 is a copy of the Company’s press release issued in connection with this meeting.

AEP’s management believes that the Company’s operating earnings, or GAAP earnings adjusted for certain items as described in the press release, provide a more meaningful representation of the Company’s performance. AEP uses operating earnings as the primary performance measurement when communicating with analysts and investors regarding its earnings outlook and results. The Company also uses operating earnings data internally to measure performance against budget and to report to AEP’s board of directors.

This report made by AEP contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Although AEP believes that its expectations are based on reasonable assumptions, any such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. Among the factors that could cause actual results to differ materially from those in the forward-looking statements are:

the economic climate, growth, or contraction within and changes in market demand and demographic patterns in AEP’s service territory; inflationary or deflationary interest rate trends; volatility in the financial markets, particularly developments affecting the availability of capital on reasonable terms and developments impairing AEP’s ability to finance new capital projects and refinance existing debt at attractive rates; the availability and cost of funds to finance working capital and capital needs, particularly during periods when the time lag between incurring costs and recovery is long and the costs are material; electric load, customer growth and the impact of retail competition, particularly in Ohio; weather conditions, including storms and drought conditions, and AEP’s ability to recover significant storm restoration costs through applicable rate mechanisms; available sources and costs of, and transportation for, fuels and the creditworthiness and performance of fuel suppliers and transporters; availability of necessary generating capacity and the performance of AEP’s generating plants; AEP’s ability to recover increases in fuel and other energy costs through regulated or competitive electric rates; AEP’s ability to build or acquire generating capacity and transmission lines and facilities (including the ability to obtain any necessary regulatory approvals and permits) when needed at acceptable prices and terms and to recover those costs (including the costs of projects that are cancelled) through applicable rate cases or competitive rates; new legislation, litigation and government regulation, including oversight of nuclear generation, energy commodity trading and new or heightened requirements for reduced emissions of sulfur, nitrogen, mercury, carbon, soot or particulate matter and other substances or additional regulation of fly ash and similar combustion products that could impact the continued operation and cost recovery of AEP’s plants and related assets; evolving public perception of the risks associated with fuels used before, during and after the generation of electricity, including nuclear fuel; a reduction in the federal statutory tax rate that could result in an accelerated return of deferred federal income taxes to customers; timing and resolution of pending and future rate cases, negotiations and other regulatory decisions, including rate or other recovery of new investments in generation, distribution and transmission service and environmental compliance; resolution of litigation; AEP’s ability to constrain operation and maintenance costs; AEP’s ability to develop and execute a strategy based on a view regarding prices of electricity, coal, natural gas and other energy-related commodities; prices and demand for power that AEP generates and sells at wholesale; changes in technology, particularly with respect to new, developing or alternative sources of generation; AEP’s ability to recover through rates or market prices any remaining unrecovered investment in generating units that may be retired before the end of their previously projected useful lives; volatility and changes in markets for electricity, coal, natural gas and other energy-related commodities; changes in utility regulation, including the implementation of Electric Security Plans and the transition to market and expected legal separation for generation in Ohio and the allocation of costs within regional transmission organizations, including PJM and SPP; AEP’s ability to successfully manage negotiations with stakeholders and obtain regulatory approval to terminate the Interconnection Agreement; changes in the creditworthiness of the counterparties with whom AEP has contractual arrangements, including participants in the energy trading market; actions of rating agencies, including changes in the ratings of AEP debt; the impact of volatility in the capital markets on the value of the investments held by AEP’s pension, other postretirement benefit plans, captive insurance entity and nuclear decommissioning trust and the impact on future funding requirements; accounting pronouncements periodically issued by accounting standard-setting bodies; and other risks and unforeseen events, including wars, the effects of terrorism (including increased security costs), embargoes, cyber security threats and other catastrophic events.

The Company expressly disclaims any obligation to update any forward-looking information.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1	Earnings Press Release dated February 15, 2013

Exhibit 99.2	Analyst Meeting Press Release dated February 15, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.

By:	/s/ Thomas G. Berkemeyer
Name:	Thomas G. Berkemeyer
Title:	Assistant Secretary

February 15, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings Press Release dated February 15, 2013

99.2	Analyst Meeting Press Release dated February 15, 2013